EXHIBIT 23.1

                       Consent of Independent Accountants

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements on Forms S-8 (File No. 333-1972 and File No. 333-05771) of Everest Reinsurance Holdings, Inc. of our report dated February 14, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
New York, New York
March 29, 2001